                        ANNUAL REPORT / DECEMBER 31, 2002

                             AIM FLOATING RATE FUND

                                  [COVER IMAGE]

                                   [AIM LOGO]

                                --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                      BOATING AT ARGENTEUIL BY CLAUDE MONET

   MONET DEPICTS A GROUP OF SAILBOATS GLIDING MAJESTICALLY OVER PLACID WATERS.

WHETHER THE ECONOMIC WATERS ARE CALM OR CHOPPY, AIM FLOATING RATE FUND ENDEAVORS

TO PRESERVE CAPITAL FOR SHAREHOLDERS WHILE TRANSPORTING THEM TO THEIR FINANCIAL

                                  DESTINATIONS.

================================================================================

AIM FLOATING RATE FUND IS FOR SHAREHOLDERS WHO SEEK A HIGH LEVEL OF CURRENT INCOME AND PRESERVATION OF CAPITAL AS IS CONSISTENT WITH INVESTING IN SENIOR SECURED FLOATING RATE CORPORATE LOANS AND SENIOR SECURED DEBT SECURITIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o The fund's performance figures are historical, and they reflect fund expenses, reinvestment of all distributions and changes in net asset value.

o For Class C shares, had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o When sales charges are included in performance figures, performance reflects the maximum applicable early withdrawal charge. For Class B shares, the early withdrawal charge declines from 3% beginning at the time of purchase to 0% at the beginning of the fifth year. For Class C shares, the early withdrawal charge is 1% for the first year after purchase.

o The 30-day distribution rate is calculated by dividing the annualized sum of the previous 30 days' dividends declared by the offering price per share on the last day of the period.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o The fund invests primarily in higher-yielding, lower-rated senior secured floating rate corporate loans and other debt obligations that are subject to the risk of nonpayment of scheduled interest or principal payments, which may cause the fund to experience a decline in net asset value per share. Prepayment of principal by borrowers may require the fund to replace its investment with a lower-yielding security that may adversely affect the net asset value of the fund.

o   Past performance cannot guarantee comparable future results.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Since the last reporting period, the fund has elected to use the Lehman Aggregate Bond Index as its broad market index because this index is such a widely recognized gauge of the performance of the domestic fixed-income market. The fund also has included the Goldman Sachs Loan Pricing Corp. Liquid Leveraged Loan Index which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper CE Loan Participation Fund Index, which may or may not include the fund, is included for comparison to a peer group.

o The Goldman Sachs Loan Pricing Corp. Liquid Leveraged Loan Index measures the performance of a diversified portfolio of the most actively traded leveraged loans.

o   The unmanaged Lehman Aggregate Bond Index represents the U.S.
    investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), and is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper CE Loan Participation Fund Index represents an average of the 10 largest closed-end loan participation funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The London Interbank Offered Rate (LIBOR) is the interest rate the world's most creditworthy banks charge one another for large loans. It is used worldwide as a base interest rate for loans made to major commercial and industrial corporations.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           During the fiscal year covered by this report, major
ROBERT H.           domestic equity indexes produced negative returns for the
GRAHAM]             third consecutive year, and only high-quality fixed-income investments posted positive numbers. Uneasiness seemed widespread, and the Federal Reserve Board spoke of a "soft spot" for the U.S. economy. We know from experience that these conditions eventually end, though no one can predict exactly when. We remain confident in the resilience of the American economy. As the fiscal year closed, the U.S.
                    economy as a whole had expanded for 14 months in a row.

                        To keep all of our shareholders well informed, we have
                    increased the number of comparative benchmarks we include in these reports.

    o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known and widely reported market benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

    o We also have included what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the segments of the market in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

    o In addition, we have included your fund's Lipper category. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

            Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

    Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

THE BASICS

I'd like to take this opportunity to remind our shareholders about certain investing fundamentals. First, professional advice is more important now than ever. A financial professional can help you understand your entire financial profile. Only then do you select individual investments to tailor your portfolio to specific goals and timetables.

    He or she can also help you learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates.

    Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    Finally, a financial advisor can help you develop reasonable expectations.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments informative.

    In a period of declining yields on so many investments, AIM Floating Rate Fund continued to provide investors with relatively attractive current income. As of December 31, 2002, the 30-day distribution rate at offering price was 4.37% for the fund's Class B shares and 4.12% for the fund's Class C shares. By comparison, the 90-day London InterBank Offered Rate (LIBOR) was 1.39%.

    Timely information about your fund and the markets is available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for investing in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
January 27, 2003

================================================================================

                           FIRST, PROFESSIONAL ADVICE

                        IS MORE IMPORTANT NOW THAN EVER.

                            A FINANCIAL PROFESSIONAL

                             CAN HELP YOU UNDERSTAND

                         YOUR ENTIRE FINANCIAL PROFILE.

                                ROBERT H. GRAHAM

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

DEFENSIVE POSTURE
HELPS FUND PERFORMANCE

In the year ended December 31, 2002, AIM Floating Rate Fund again provided shareholders with relatively attractive current income and preservation of capital by investing in senior secured floating rate corporate loans. The fund's distribution rate is discussed in AIM Funds Chairman Robert H. Graham's letter on the preceding page. Fund and index total returns appear on page 3.

RELEVANT MARKET CONDITIONS

After three quarters of contraction in 2001, U.S. gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 5.0% in the first quarter of 2002, before slowing somewhat to 1.3% and 4.0% in the second and third quarters, respectively. Fourth-quarter growth was a weak 0.7%. Throughout 2002, the economy was helped by generally strong consumer confidence and retail sales; indeed, auto and home sales approached record levels. Mixed economic signals prompted the Federal Reserve Board to hold short-term interest rates steady, at 1.75%, until early November, when it cut rates to 1.25%.

    Investors remained bearish for much of 2002, and for major stock market indexes it was a third consecutive year of negative performance. The S&P 500 sustained its most significant loss in more than a quarter of a century, and every sector of the S&P 500 declined for the year. Bonds enjoyed another banner year; the Lehman Aggregate Bond Index delivered double-digit returns, and every sector of the bond market rose, with the exception of high-yield corporates. Because leveraged loans have minimal interest-rate risk (since their interest rate adjusts every 60-90 days), the fund was able to perform well even as high-yield corporate bonds suffered.

    Given this divergence, the fund offered investors a way to further diversify their investments. Because the fund invests in senior secured floating-rate corporate loans--not stocks or bonds--its performance has historically had a very low correlation with the performance of the stock market or the bond market. Even when the stock market declines, the fund offers investors the possibility of capital preservation. Likewise, during periods of relatively low yields, the fund can offer more attractive current income than some other fixed-income investments.

    Economic signals were mixed at year's end, but there was increasing evidence that the worst might be over for the stock market. Positive economic signals included low inflation, low short-term interest rates, continued strong consumer spending, and positive economic growth. Nevertheless, a weak job market (unemployment was at 6.0% in December), continued depressed capital spending by businesses, and uncertainty about the pace of economic recovery--as well as

PORTFOLIO COMPOSITION

As of 12/31/02, based on total net assets

==============================================================================================
TOP 10 ISSUERS, excluding money market funds     TOP 10 INDUSTRIES
==============================================================================================

 1. Huntsman Corp.                      1.6%      1. Broadcasting & Cable TV              7.9%

 2. KSL Recreation Group Inc.           1.6       2. Food Distributors                    6.5

 3. Formax, Inc.                        1.5       3. Publishing                           5.0

 4. Century Maintenance Supply, Inc.    1.3       4. Health Care Facilities               4.1

 5. Nextel Finance Co.                  1.3       5. Paper Packaging                      3.8

 6. EMED Co., Inc.                      1.2       6. Wireless Telecommunication Services  3.6

 7. Mediq/Prn Life Support Service      1.1       7. Household Products                   3.3

 8. Dean Foods Co. (Suiza Foods)        1.1       8. Health Care Distributors & Services  3.2

 9. SPX Corp.                           1.1       9. Industrial Machinery                 3.1

10. RIC Holding, Inc. (Riverwood)       1.1      10. Office Services & Supplies           3.0

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==============================================================================================

================================================================================

                               EVEN WHEN THE STOCK

                                MARKET DECLINES,

                                 THE FUND OFFERS

                            INVESTORS THE POSSIBILITY

                            OF CAPITAL PRESERVATION.

================================================================================
developments in Iraq and North Korea--remained concerns as 2002 ended.

FUND STRATEGIES AND TECHNIQUES

For more than a year, we have taken a relatively defensive posture in the fund, focusing on diversification and careful sector selection in an effort to reduce risks that could adversely affect fund performance. We did this by:

o Focusing on less volatile and more defensive industries such as food distributors and health care.

o Favoring more economically sensitive industries such as paper packaging and chemicals which, history suggests, could be among the first to rebound when the economy recovers.

o Reducing our exposure to industries perceived to be more risky, including gaming, hotels, and airlines. Such industries tend to suffer during economic downturns when consumers "tighten their belts" and businesses reduce their travel budgets. We also have been very selective in higher-risk sectors such as telecommunications and technology.

o Increasing the number of loans in the portfolio from 143 at the start of the fiscal year to 182 at its close.

Also, as volatility and credit risk increased, we worked to strengthen loan covenants for individual holdings. This involved activities such as encouraging a company to use its free cash flow to pay outstanding bank debt or asking for increased collateral to secure the loan. Two holdings that helped the fund were Huntsman Corp. and Dean Foods.

o Huntsman is the world's largest privately held chemical company. After a difficult period, in 2002 the company completed a debt renegotiation and reported strong third-quarter earnings. While the company temporarily suspended interest payments on some classes of debt as part of its debt renegotiation, it never missed interest payments on its senior secured bank loans, including those owned by the fund.

o Dean Foods is the nation's leading producer of fluid milk and dairy products, which it sells under regional, national, and private-label brand names. In recent years, the company has grown rapidly through acquisitions, and in 2002, Dean Foods announced record second- and third-quarter financial results.

IN CLOSING

We were pleased to have been able to provide a positive return for shareholders in 2002 by investing in senior secured floating rate corporate loans. We will continue to work diligently to provide a high level of current income while preserving capital.

FUND AND INDEX RETURNS

================================================================================

FUND VS. INDEXES

Total Returns 12/31/01-12/31/02

excluding sales charges

================================================================================

CLASS B SHARES                             2.76%

CLASS C SHARES                             2.50

LEHMAN AGGREGATE BOND INDEX
(BROAD MARKET INDEX)                      10.25

GOLDMAN SACHS LOAN PRICING CORP.
LIQUID LEVERAGED LOAN INDEX
(STYLE-SPECIFIC INDEX)                     2.29

LIPPER CE LOAN PARTICIPATION FUND INDEX
(PEER GROUP)                              -1.20

================================================================================

REPURCHASE REMINDER ...

AIM FLOATING RATE FUND'S REMAINING QUARTERLY REPURCHASE OFFER DATES FOR 2003
ARE:

       Second Quarter     April 25-May 16

       Third Quarter      July 25-August 15

       Fourth Quarter     October 31-November 21

DURING THIS PERIOD, SHAREHOLDERS MAY TENDER (REDEEM) THEIR SHARES IN AIM FLOATING RATE FUND IF THEY WISH, BUT ARE UNDER NO OBLIGATION TO DO SO.


================================================================================

                            PORTFOLIO MANAGEMENT TEAM
                                 AS OF 12/31/02
                               ANTHONY R. CLEMENTE
                                  ANNE MCCARTHY

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2002


                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================
TOTAL SENIOR SECURED FLOATING RATE
  INTERESTS-97.50%(b)(c)

ADVERTISING-1.70%

Bell ActiMedia, Inc.
  Term Loan C due 11/26/10                       Ba3         $1,750,000   $  1,758,020
--------------------------------------------------------------------------------------
Big Flower Holdings Co.
  Term Loan B due 12/07/08                       B1           1,640,890      1,599,868
--------------------------------------------------------------------------------------
Lamar Advertising Co., Inc.
  Term Loan C due 02/01/07                       Ba2          1,500,000      1,502,813
======================================================================================
                                                                             4,860,701
======================================================================================

AEROSPACE & DEFENSE-2.67%

Alliant Techsystems Inc.
  Term Loan C due 04/20/09                       Ba2            783,887        785,846
--------------------------------------------------------------------------------------
DRS Technologies, Inc.
  Term Loan due 09/30/08                         Ba3            740,631        743,409
--------------------------------------------------------------------------------------
Integrated Defense Technologies, Inc.
  Term Loan B due 03/04/08                       Ba3            860,175        860,175
--------------------------------------------------------------------------------------
SC International Services, Inc.
  Term Loan due 03/01/07                         Ba1            992,164        808,614
--------------------------------------------------------------------------------------
Titan Corp. (The)
  Term Loan B due 06/30/09                       Ba3          1,690,752      1,684,412
--------------------------------------------------------------------------------------
TransDigm, Inc.
  Term Loan B due 05/15/06                       B1             221,699        222,946
--------------------------------------------------------------------------------------
  Term Loan C due 05/15/07                       B1             574,559        577,791
--------------------------------------------------------------------------------------
United Defense Industries, Inc.
  Term Loan B due 08/13/09                       Ba3            987,969        987,969
--------------------------------------------------------------------------------------
Veridian Corp.
  Term Loan due 06/30/08                         Ba3            990,010        991,248
======================================================================================
                                                                             7,662,410
======================================================================================

AIR FREIGHT & LOGISTICS-0.41%

Evergreen International Aviation, Inc.
  Term Loan B due 03/28/03                       Ba2            283,327        245,786
--------------------------------------------------------------------------------------
  Term Loan B-1 due 03/28/03                     Ba2            686,696        595,709
--------------------------------------------------------------------------------------
Gemini Air Cargo, Inc.
  Term Loan A due 08/12/05(d)                    B1             857,305        342,922
======================================================================================
                                                                             1,184,417
======================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.14%

Galey & Lord, Inc.
  Term Loan B due 04/01/05                      Caa2          1,178,152        898,341
--------------------------------------------------------------------------------------
  Term Loan C due 04/01/06                      Caa2            835,765        637,271
--------------------------------------------------------------------------------------
Glenoit Corp.
  Term Loan due 06/30/04(e)                     Caa1          2,380,046      2,094,440
--------------------------------------------------------------------------------------

                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-(CONTINUED)

Levi Strauss & Co.
  Credit Linked Notes due 08/29/03               B1          $2,500,000   $  2,500,000
======================================================================================
                                                                             6,130,052
======================================================================================

AUTO PARTS & EQUIPMENT-2.74%

American Axle & Manufacturing Inc.
  Term Loan B due 04/30/06                       Ba1          1,488,637      1,481,194
--------------------------------------------------------------------------------------
Collins & Aikman Corp.
  Term Loan B due 12/31/05                       Ba3            978,703        976,664
--------------------------------------------------------------------------------------
GenCorp. Inc.
  Term Loan B due 03/28/07                       Ba2          1,496,250      1,490,639
--------------------------------------------------------------------------------------
Mark IV Industries (Dayco Products)
  Term Loan B due 05/31/07                       Ba3          1,000,000        989,167
--------------------------------------------------------------------------------------
Metaldyne Co. LLC (MascoTech)
  Term Loan D due 12/31/09                       B1             998,750        981,272
--------------------------------------------------------------------------------------
Stoneridge, Inc.
  Term Loan due 04/30/08                         Ba3            615,625        615,625
--------------------------------------------------------------------------------------
Tenneco Automotive Inc.
  Term Loan B due 09/30/07                       B2             726,882        654,194
--------------------------------------------------------------------------------------
  Term Loan C due 03/31/08                       B2             726,882        654,194
======================================================================================
                                                                             7,842,949
======================================================================================

BROADCASTING & CABLE TV-7.88%

Adelphia (Olympus Cable Holding)
  Communications Corp.
  Term Loan B due 09/30/10                       B2           3,000,000      2,435,001
--------------------------------------------------------------------------------------
Adelphia Communications Corp.
  DIP Term Loan B due 08/12/04                   Ba2          1,500,000      1,496,249
--------------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan B due 03/18/08                       B1           2,967,525      2,542,181
--------------------------------------------------------------------------------------
Citadel Communications Corp.
  Term Loan B due 07/01/09                       Ba3          1,500,000      1,506,875
--------------------------------------------------------------------------------------
ComCorp Broadcasting, Inc.
  Term Loan A2 due 06/30/07                      --           1,554,372      1,352,304
--------------------------------------------------------------------------------------
Cumulus Media Inc.
  Term Loan B due 03/28/10                       Ba3            500,000        502,500
--------------------------------------------------------------------------------------
Emmis Communications Corp.
  Term Loan B due 08/31/09                       Ba2          1,542,678      1,545,571
--------------------------------------------------------------------------------------
Gray Television, Inc.
  Term Loan B due 12/31/10                       Ba3          1,000,000      1,003,750
--------------------------------------------------------------------------------------
Hughes Electronics Corp.
  Term Loan due 08/31/03                         Ba3          1,042,115      1,039,185
--------------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan B due 01/31/10                       Ba3          2,000,000      1,941,666
--------------------------------------------------------------------------------------


                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================
BROADCASTING & CABLE TV-(CONTINUED)

Mediacom Broadband Group
  Term Loan B due 09/30/10                       Ba3         $  500,000   $    485,000
--------------------------------------------------------------------------------------
PanAmSat Corp.
  Term Loan B due 12/31/08                       Ba2          1,500,000      1,458,750
--------------------------------------------------------------------------------------
Paxson Communications Corp.
  Term Loan B due 06/30/06                       Ba3            492,500        485,933
--------------------------------------------------------------------------------------
Satelite Mexicanos, S.A. de C.V. (Mexico)
  Floating Rate Notes due 06/30/04               B3           2,617,000      1,930,038
--------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.
  Term Loan B due 12/31/09                       Ba2            545,455        546,136
--------------------------------------------------------------------------------------
Videotron
  Term Loan B due 12/01/09                       Ba3            883,061        842,219
--------------------------------------------------------------------------------------
White Knight Broadcasting, Inc.
  Term Loan A2 due 06/30/07                      --           1,711,242      1,488,781
======================================================================================
                                                                            22,602,139
======================================================================================

BUILDING PRODUCTS-2.85%

Century Maintenance Supply, Inc.
  Term Loan B due 06/30/05                       --           3,777,601      3,739,824
--------------------------------------------------------------------------------------
Premdor Inc.
  Term Loan C due 08/31/08                       Ba2          1,492,392      1,490,526
--------------------------------------------------------------------------------------
Therma-Tru Corp.
  Term Loan B due 06/30/07                       Ba3            969,849        967,425
--------------------------------------------------------------------------------------
Trussway Holdings, Inc.
  Term Loan B due 12/31/06                       B1           2,613,493      1,960,120
======================================================================================
                                                                             8,157,895
======================================================================================

CASINOS & GAMBLING-2.64%

Argosy Gaming Co.
  Term Loan B due 07/31/08                       Ba2            975,051        977,488
--------------------------------------------------------------------------------------
Borgata (The)
  Term Loan B due 12/31/07                       B2           2,666,667      2,653,333
--------------------------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan due 06/15/03                         Ba1            995,000        997,488
--------------------------------------------------------------------------------------
MGM Mirage Inc.
  Revolving Loan due 04/10/05(f)                 Ba1          3,000,000      2,932,500
======================================================================================
                                                                             7,560,809
======================================================================================

COMMODITY CHEMICALS-2.10%

Georgia Gulf Corp.
  Term Loan C due 05/12/09                       Ba2          1,214,100      1,214,859
--------------------------------------------------------------------------------------
Huntsman Corp.
  Term Loan A due 03/31/07                       B3           3,529,154      3,024,484
--------------------------------------------------------------------------------------
  Term Loan B due 03/01/07                       B3           1,692,969      1,450,875
--------------------------------------------------------------------------------------
Lyondell Chemical Co.
  Term Loan E due 05/17/06                       Ba3            318,658        318,658
======================================================================================
                                                                             6,008,876
======================================================================================

                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================


COMPUTER HARDWARE-1.05%

DecisionOne Corp.
  Term Loan B due 08/30/04                       --          $1,211,485   $  1,017,648
--------------------------------------------------------------------------------------
Seagate Technology Inc.
  Term Loan due 11/22/06                         Ba1          1,990,000      1,981,294
======================================================================================
                                                                             2,998,942
======================================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.69%

Manitowoc Co., Inc. (The)
  Term Loan B due 05/09/07                       Ba2          1,970,000      1,970,000
======================================================================================

CONSTRUCTION MATERIALS-0.47%

Tapco International Corp.
  Term Loan B due 06/23/07                       B1             912,675        903,548
--------------------------------------------------------------------------------------
  Term Loan C due 06/23/08                       B1             461,249        456,636
======================================================================================
                                                                             1,360,184
======================================================================================

DEPARTMENT STORES-1.03%

Dillard's, Inc.
  Credit Linked Notes due 09/01/03               --           2,000,000      1,960,000
--------------------------------------------------------------------------------------
JC Penney, Co.
  Credit Linked Notes due 04/29/04               Ba1          1,000,000        985,105
======================================================================================
                                                                             2,945,105
======================================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.42%

Coinmach Corp.
  Term Loan B due 07/25/09                       B1           1,954,925      1,954,925
--------------------------------------------------------------------------------------
Iron Mountain, Inc.
  Term Loan B due 02/15/08                       Ba3          1,148,850      1,151,243
--------------------------------------------------------------------------------------
SC Johnson Commercial Markets
  Term Loan A due 05/03/08                       Ba3            961,691        960,087
======================================================================================
                                                                             4,066,255
======================================================================================

ELECTRIC UTILITIES-0.89%

AES NY Funding
  Term Loan due 02/28/05                         Ba3          1,125,000      1,006,875
--------------------------------------------------------------------------------------
Calpine Corp.
  Term Loan B due 05/10/04                       Ba3            911,739        804,609
--------------------------------------------------------------------------------------
Tucson Electric Power Co.
  Term Loan B due 11/14/03                       Ba2            750,000        750,938
======================================================================================
                                                                             2,562,422
======================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.45%

Dynatech Corp. (Acterna)
  Term Loan B due 09/30/07                       --           1,996,291        469,128
--------------------------------------------------------------------------------------


                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================
ELECTRICAL COMPONENTS & EQUIPMENT-(CONTINUED)

General Cable Corp.
  Term Loan B due 06/30/07                       B1          $1,104,211   $    839,200
======================================================================================
                                                                             1,308,328
======================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.55%

Amkor Technology, Inc.
  Term Loan B due 09/30/05                       Ba3            832,439        830,705
--------------------------------------------------------------------------------------
Amphenol Corp.
  Term Loan B due 10/03/06                       Ba2            750,000        740,625
======================================================================================
                                                                             1,571,330
======================================================================================

ENVIROMENTAL SERVICES-1.80%

Allied Waste Industries, Inc.
  Term Loan B due 07/30/06                       Ba3            940,665        932,904
--------------------------------------------------------------------------------------
  Term Loan C due 07/30/07                       Ba3          1,128,797      1,119,485
--------------------------------------------------------------------------------------
Environmental Systems Products Holding Inc.
  Term Loan due 12/31/04                         --             745,694        691,632
--------------------------------------------------------------------------------------
Safety-Kleen Corp.(c)(d)
  Term Loan B due 04/30/05                       --           3,545,557      1,216,062
--------------------------------------------------------------------------------------
  Term Loan C due 04/30/06                       --           3,545,557      1,216,062
======================================================================================
                                                                             5,176,145
======================================================================================

FOOD DISTRIBUTORS-6.54%

Agrilink Foods, Inc.
  Term Loan B due 08/07/08                       Ba3            498,750        498,750
--------------------------------------------------------------------------------------
Dean Foods Co. (Suiza Foods)
  Term Loan A due 07/31/07                       Ba2            925,000        917,292
--------------------------------------------------------------------------------------
  Term Loan B due 07/31/08                       Ba2          2,239,995      2,235,795
--------------------------------------------------------------------------------------
Del Monte Corp.
  Term Loan B due 12/20/10                       Ba3          1,150,000      1,156,613
--------------------------------------------------------------------------------------
Enodis Holdings Ltd.
  Term Loan B due 05/29/08                       Ba3          1,600,000      1,593,999
--------------------------------------------------------------------------------------
International Multifoods Corp.
  Term Loan B due 12/31/07                       Ba2            663,454        665,111
--------------------------------------------------------------------------------------
Land O' Lakes, Inc.
  Term Loan B due 09/30/08                       B1           1,732,289      1,585,045
--------------------------------------------------------------------------------------
Leiner Health Products Group, Inc.
  Term Loan A due 12/30/05                       --           3,171,685      2,894,163
--------------------------------------------------------------------------------------
National Dairy Holdings, L.P.
  Term Loan B due 03/31/09                       Ba2            496,250        495,940
--------------------------------------------------------------------------------------
New World Pasta
  Term Loan B due 01/28/06                       B1             746,124        671,511
--------------------------------------------------------------------------------------
Pinnacle Foods Corp.
  Term Loan due 05/22/08                         Ba3          1,375,000      1,375,000
--------------------------------------------------------------------------------------
Southern Wine & Spirits of America
  Term Loan B due 07/02/08                       Ba3            915,400        918,261
--------------------------------------------------------------------------------------

                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================

FOOD DISTRIBUTORS-(CONTINUED)

Tabletop (Merisant Co.)
  Term Loan A due 03/31/06                       Ba3         $  843,334   $    839,117
--------------------------------------------------------------------------------------
  Term Loan B due 03/31/07                       Ba3            785,560        785,560
--------------------------------------------------------------------------------------
Vitality Foodservice, Inc.
  Term Loan B due 10/27/06                       B1           4,730,964      2,128,934
======================================================================================
                                                                            18,761,091
======================================================================================

FOOD RETAIL-1.05%

Otis Spunkmeyer Inc.
  Term Loan due 02/21/09                         B1           1,730,114      1,713,894
--------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.
  Term Loan B due 03/29/07                      Baa3          1,295,403      1,299,181
======================================================================================
                                                                             3,013,075
======================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.23%

Accredo Health, Inc.
  Term Loan B due 03/31/09                       Ba2          1,240,625      1,242,176
--------------------------------------------------------------------------------------
Alliance Imaging, Inc.
  Term Loan C due 11/02/08                       B1           1,474,317      1,451,280
--------------------------------------------------------------------------------------
Caremark RX, Inc.
  Term Loan B due 03/31/06                       Ba2          1,965,150      1,967,606
--------------------------------------------------------------------------------------
Kindred Healthcare, Inc.
  Term Loan due 04/02/08                         --           1,428,571      1,371,429
--------------------------------------------------------------------------------------
Mediq/Prn Life Support Service(g)(h)
  Term Loan B due 06/15/06                       --           3,665,624      3,223,790
======================================================================================
                                                                             9,256,281
======================================================================================

HEALTH CARE EQUIPMENT-1.13%

Dade Behring Inc.
  Term Loan A-1 due 10/03/08                     B1           2,357,143      2,354,196
--------------------------------------------------------------------------------------
Rotech Healthcare Inc.
  Term Loan due 03/31/08                         Ba2            892,563        892,563
======================================================================================
                                                                             3,246,759
======================================================================================

HEALTH CARE FACILITIES-4.11%

Community Health Systems, Inc.
  Term Loan due 07/16/10                         Ba3          2,992,500      2,988,759
--------------------------------------------------------------------------------------
DaVita, Inc.
  Term Loan B due 03/31/09                       Ba3          1,039,901      1,039,901
--------------------------------------------------------------------------------------
Genesis Health Ventures, Inc.
  Term Loan due 09/28/06                         Ba3          2,116,152      2,108,217
--------------------------------------------------------------------------------------
  Term Loan B due 03/31/07                       Ba3            493,169        491,320
--------------------------------------------------------------------------------------
IASIS Healthcare Corp.
  Term Loan B due 09/30/06                       B1           2,921,596      2,921,596
--------------------------------------------------------------------------------------
Select Medical Corp.
  Term Loan due 09/22/05                         --             742,857        737,286
--------------------------------------------------------------------------------------
Triad Hospitals, Inc.
  Term Loan B due 09/30/08                       Ba3          1,483,636      1,487,964
======================================================================================
                                                                            11,775,043
======================================================================================


                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================

HEALTH CARE SUPPLIES-1.03%

Centerpulse Ltd.
  Term Loan B due 10/28/07                       Ba2         $  657,904   $    657,904
--------------------------------------------------------------------------------------
Express Scripts, Inc.
  Term Loan B due 03/31/08                       Ba1          2,300,000      2,294,250
======================================================================================
                                                                             2,952,154
======================================================================================

HEAVY ELECTRICAL EQUIPMENT-0.26%

Sanmina-SCI Corp.
  Term Loan B due 12/23/07                       Ba2            750,000        752,813
======================================================================================

HOME FURNISHINGS-0.29%

Imperial Home Decor Group, Inc. (The)
  Term Loan due 03/30/06(g)                      --             416,862         16,677
--------------------------------------------------------------------------------------
WinsLoew Furniture, Inc.
  Term Loan due 03/31/06                         Ba3            873,006        820,625
======================================================================================
                                                                               837,302
======================================================================================

HOMEBUILDING-0.35%

Lennar Corp.
  Term Loan C due 05/03/07                       Ba1          1,017,243      1,019,786
======================================================================================

HOTELS, RESORTS & CRUISE LINES-0.85%

Wyndham International, Inc.
  Increasing Rate Term Loan due 06/30/04         --           2,151,478      1,767,799
--------------------------------------------------------------------------------------
  Term Loan B due 06/30/06                       --             825,050        657,290
======================================================================================
                                                                             2,425,089
======================================================================================

HOUSEHOLD PRODUCTS-3.29%

Berry Plastics Corp.
  Term Loan due 06/30/10                         B1             497,500        499,055
--------------------------------------------------------------------------------------
Paint Sundry Brands Corp.
  Term Loan B due 08/11/05                       --           1,346,784      1,239,041
--------------------------------------------------------------------------------------
  Term Loan C due 08/11/06                       --           1,245,743      1,146,083
--------------------------------------------------------------------------------------
Rayovac Corp.
  Term Loan B due 09/30/09                       Ba3            911,667        910,147
--------------------------------------------------------------------------------------
Rent-A-Center
  Term Loan B due 01/31/06                       Ba2            569,936        569,224
--------------------------------------------------------------------------------------
  Term Loan C due 01/31/07                       Ba2          1,122,029      1,120,627
--------------------------------------------------------------------------------------
Rent-Way, Inc.
  Term Loan A due 11/30/04                       --           1,841,286      1,592,712
--------------------------------------------------------------------------------------
United Industries Co.
  Loan B due 03/24/06                            B1           2,347,436      2,347,436
======================================================================================
                                                                             9,424,325
======================================================================================

INDUSTRIAL CONGLOMERATES-2.65%

Dresser Inc.
  Term Loan B due 09/30/09                       Ba3          1,220,400      1,223,960
--------------------------------------------------------------------------------------

                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================

INDUSTRIAL CONGLOMERATES-(CONTINUED)

Flowserve Corp.
  Term Loan C due 06/01/09                       Ba3         $1,451,182   $  1,434,251
--------------------------------------------------------------------------------------
Goss Graphic Systems, Inc.
  Term Loan due 01/29/03(d)                      B3           3,000,000         30,000
--------------------------------------------------------------------------------------
Messer Grieshem
  Term Loan B due 04/20/08                       Ba2            752,902        756,667
--------------------------------------------------------------------------------------
  Term Loan C due 04/20/08                       Ba2          1,747,098      1,755,833
--------------------------------------------------------------------------------------
Mueller Group, Inc.
  Term Loan E due 05/31/08                       B1           1,788,506      1,792,978
--------------------------------------------------------------------------------------
TriMas Corp.
  Term Loan B due 12/31/09                       B1             598,558        599,306
======================================================================================
                                                                             7,592,995
======================================================================================

INDUSTRIAL GASES-0.86%

Ferrellgas, L.P.
  Series C due 06/17/06                          B1           2,537,390      2,461,268
======================================================================================

INDUSTRIAL MACHINERY-3.05%

Formax, Inc.
  Term Loan B due 09/30/05                       --           4,609,744      4,356,208
--------------------------------------------------------------------------------------
Rexnord Corp.
  Term Loan due 11/30/09                         B1           1,291,667      1,294,089
--------------------------------------------------------------------------------------
SPX Corp.
  Term Loan B due 09/30/09                       Ba2          1,161,947      1,157,953
--------------------------------------------------------------------------------------
  Term Loan C due 03/31/10                       Ba2          1,936,578      1,931,736
======================================================================================
                                                                             8,739,986
======================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.66%

Broadwing Inc. (Cincinnati Bell Inc.)
  Term Loan B due 12/30/06                       Ba3          1,508,320      1,387,654
--------------------------------------------------------------------------------------
Telecommunication Services Inc.
  Term Loan B due 12/31/06                       Ba3            948,864        872,955
--------------------------------------------------------------------------------------
Time Warner Telecom Inc.
  Term Loan B due 12/31/07                       B1           3,000,000      2,505,000
======================================================================================
                                                                             4,765,609
======================================================================================

INTERNET SOFTWARE & SERVICES-0.51%

Data Transmission Network, LLC
  Term Loan B due 12/31/06                       B1           1,965,002      1,473,751
======================================================================================

LEISURE FACILITIES-2.32%

Bally Total Fitness Holding Co.
  Term Loan B2 due 11/10/04                      Ba3          1,986,502      1,887,177
--------------------------------------------------------------------------------------
Fitness Holdings Worldwide, Inc.
  Term Loan B due 11/02/06                       B1             165,100        159,940
--------------------------------------------------------------------------------------
  Term Loan C due 11/02/07                       B1             176,362        170,851
--------------------------------------------------------------------------------------


                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================
LEISURE FACILITIES-(CONTINUED)

KSL Recreation Group Inc.
  Revolving Credit due 04/30/04(f)               Ba3         $3,174,906   $  3,087,596
--------------------------------------------------------------------------------------
  Term Loan A due 12/22/07                       Ba3            678,571        672,634
--------------------------------------------------------------------------------------
  Term Loan B due 12/22/08                       Ba3            678,571        674,330
======================================================================================
                                                                             6,652,528
======================================================================================

LEISURE PRODUCTS-0.81%

AMF Bowling Worldwide, Inc.
  Term Loan due 02/28/08                         B1           1,382,497      1,354,847
--------------------------------------------------------------------------------------
Regal Cinemas, Inc.
  Term Loan C due 12/31/07                       B1             969,360        969,845
======================================================================================
                                                                             2,324,692
======================================================================================

METAL & GLASS CONTAINERS-2.71%

Graham Packaging Co., L.P.
  Term Loan B due 01/31/06                       B2             375,359        371,293
--------------------------------------------------------------------------------------
  Term Loan C due 01/31/07                       B2              31,852         31,506
--------------------------------------------------------------------------------------
  Term Loan D due 01/31/07                       B2           1,259,536      1,242,217
--------------------------------------------------------------------------------------
Greif Brothers Corp.
  Term Loan C due 08/23/09                       Ba3            897,750        897,750
--------------------------------------------------------------------------------------
Impress Metal Packaging Holdings B.V.
  Term Loan G due 12/31/06                       --           2,402,329      2,342,270
--------------------------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan B due 03/09/06                       --           1,945,000      1,881,788
--------------------------------------------------------------------------------------
Silgan Containers Corp.
  Term Loan B due 11/30/08                       Ba2            995,000        992,927
======================================================================================
                                                                             7,759,751
======================================================================================

MOVIES & ENTERTAINMENT-0.80%

LodgeNet Entertainment Corp.
  Term Loan B due 06/30/07                       Ba3            797,641        794,052
--------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Inc.
  Term Loan B due 06/30/08                       Ba3          1,500,000      1,495,312
======================================================================================
                                                                             2,289,364
======================================================================================

MULTI-UTILITIES-0.35%

Michigan Electric Trans. Co.
  Term Loan B due 04/18/07                      Baa2            995,000        995,000
======================================================================================

OFFICE SERVICES & SUPPLIES-3.04%

Buhrmann N.V. (Netherlands)
  Term Loan B due 10/26/07                       Ba3          2,831,363      2,682,717
--------------------------------------------------------------------------------------
EMED Co., Inc.
  Term Loan B due 04/30/06                       --           3,407,552      3,305,326
--------------------------------------------------------------------------------------
Identity Group
  Term Loan B due 05/07/07(e)                    --           4,525,000      2,715,000
======================================================================================
                                                                             8,703,043
======================================================================================

                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
======================================================================================


OIL & GAS DRILLING-0.52%

Pride International, Inc.
  Floating Credit Linked Notes due 02/16/03      --          $1,500,000   $  1,500,000
======================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.35%

Plains Marketing L.P.
  Term Loan B due 09/21/07                       Ba1            990,000        992,475
======================================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.31%

Williams Cos., Inc. (The)
  Credit Linked Notes due 02/06/03               B3           1,000,000        900,000
======================================================================================

OIL & GAS REFINING & MARKETING-0.36%

Tesoro Petroleum Corp.
  Term Loan B due 12/31/07                       Ba3          1,121,662      1,039,407
======================================================================================

PACKAGED FOODS & MEATS-0.35%

Printpack Inc.
  Term Loan B due 03/31/09                       Ba3            992,500        992,500
======================================================================================

PAPER PACKAGING-3.82%

Packaging Dynamics, LLC
  Term Loan B due 11/20/05                       --           2,389,792      2,353,945
--------------------------------------------------------------------------------------
RIC Holding, Inc. (Riverwood)
  Term Loan due 12/31/06                         B1           3,000,000      3,000,000
--------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.
  Term Loan A due 03/31/05                       Ba3            591,707        590,967
--------------------------------------------------------------------------------------
  Term Loan B due 04/11/07                       Ba3          2,059,036      2,050,456
--------------------------------------------------------------------------------------
Stone Container Corp.
  Term Loan B due 06/30/09                       Ba3          2,192,308      2,170,385
--------------------------------------------------------------------------------------
  Term Loan C due 06/30/09                       Ba3            807,692        799,615
======================================================================================
                                                                            10,965,368
======================================================================================

PERSONAL PRODUCTS-0.75%

Rose Hills Holding Corp.
  Term Loan due 11/01/03                         B2           2,208,331      2,142,081
======================================================================================

PHARMACEUTICALS-0.89%

aaiPharma Inc.
  Term Loan due 03/28/07                         B2           1,100,000      1,098,625
--------------------------------------------------------------------------------------
Alpharma Inc.
  Term Loan B due 10/05/08                       B2           1,478,927      1,443,803
======================================================================================
                                                                             2,542,428
======================================================================================

PRECIOUS METALS & MINERALS-0.52%

IMC Global Inc.
  Term Loan B due 11/17/06                       Ba1          1,476,612      1,482,149
======================================================================================


                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
--------------------------------------------------------------------------------------

PUBLISHING-4.98%

American Media, Inc.
  Term Loan C due 04/01/07                       Ba3         $2,465,939   $  2,470,563
--------------------------------------------------------------------------------------
CanWest Media, Inc.
  Term Loan B due 05/15/08                       Ba3          1,185,122      1,184,530
--------------------------------------------------------------------------------------
  Term Loan C due 05/15/09                       Ba3            740,106        739,736
--------------------------------------------------------------------------------------
Enterprise Publishing Co.
  Term Loan due 06/30/05                         --           3,273,657      2,946,292
--------------------------------------------------------------------------------------
Primedia Inc.
  Term Loan B due 06/30/09                       --             708,968        647,524
--------------------------------------------------------------------------------------
QwestDex Inc. (Dex Holdings)
  Term Loan B due 06/30/09                       Ba3            900,000        903,375
--------------------------------------------------------------------------------------
Reader's Digest Association (The)
  Term Loan B due 05/20/08                      Baa3          1,592,000      1,548,220
--------------------------------------------------------------------------------------
RH Donnelley Corp.
  Term Loan B due 06/30/10                       Ba3          1,500,000      1,503,750
--------------------------------------------------------------------------------------
Yell Group Ltd.
  Term Loan C due 03/31/10                       Ba3            995,000        985,050
--------------------------------------------------------------------------------------
Ziff Davis Media Inc.
  Term Loan B due 03/31/07                       B3           1,664,241      1,339,714
======================================================================================
                                                                            14,268,754
======================================================================================

RAILROADS-0.35%

RailAmerica, Inc.
  Term Loan B due 05/23/09                       Ba3          1,000,000      1,001,667
======================================================================================

SEMICONDUCTORS-1.29%

AMI Semiconductors, Inc.
  Term Loan B due 12/21/06                       Ba3          1,408,989      1,396,660
--------------------------------------------------------------------------------------
On Semiconductor Corp.
  Term Loan B due 08/04/06                       B2           1,280,463      1,107,600
--------------------------------------------------------------------------------------
  Term Loan C due 08/04/07                       B2           1,378,960      1,192,801
======================================================================================
                                                                             3,697,061
======================================================================================

SPECIALTY CHEMICALS-1.46%

CP Kelco ApS
  Term Loan B due 03/31/08                       B3             519,294        490,733
--------------------------------------------------------------------------------------
  Term Loan C due 09/30/08                       B3             174,444        164,849
--------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B due 06/30/07                       B2             734,627        719,199
--------------------------------------------------------------------------------------
OM Group, Inc.
  Term Loan C due 04/01/07                       B2           1,496,250      1,346,625
--------------------------------------------------------------------------------------
PMD Group, Inc.
  Term Loan B due 09/30/08                       B1           1,470,075      1,476,507
======================================================================================
                                                                             4,197,913
======================================================================================

TELECOMMUNICATIONS EQUIPMENT-2.84%

American Tower Corp.
  Term Loan B due 12/31/07                       B2           1,500,000      1,372,500
--------------------------------------------------------------------------------------

                                               MOODY'S       PRINCIPAL
                                               RATING(a)       AMOUNT        VALUE
--------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

Crown Castle Operating Co.
  Term Loan B due 03/15/08                       Ba3         $2,500,000   $  2,385,000
--------------------------------------------------------------------------------------
GCI Holdings, Inc.
  Term Loan due 10/15/04                         Ba3            500,000        496,875
--------------------------------------------------------------------------------------
SpectraSite Communications, Inc.
  Term Loan B due 12/31/07                       B3           2,792,706      2,431,980
--------------------------------------------------------------------------------------
Sprint Corp.
  Credit Linked Notes due 04/01/07               --           1,500,000      1,455,048
======================================================================================
                                                                             8,141,403
======================================================================================

TEXTILES-0.16%

Joan Fabrics Corp.
  Term Loan B due 06/30/05                       --             333,905        313,871
--------------------------------------------------------------------------------------
  Term Loan C due 06/30/06                       --             172,268        161,932
======================================================================================
                                                                               475,803
======================================================================================

TOBACCO-0.57%

Commonwealth Brands, Inc.
  Term Loan due 08/28/07                         --           1,647,917      1,647,917
======================================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.61%

Centennial Cellular Corp.
  Term Loan B due 05/31/07                       B1           2,916,780      2,253,214
--------------------------------------------------------------------------------------
CSG Systems, Inc.
  Term Loan B due 03/31/08                       Ba2          2,250,000      2,160,000
--------------------------------------------------------------------------------------
Dobson Operating Co.
  Term Loan B due 12/31/07                       Ba3          1,978,988      1,815,722
--------------------------------------------------------------------------------------
Leap Wireless International, Inc.
  Loan due 09/30/08(d)                           --           2,000,000        430,000
--------------------------------------------------------------------------------------
Nextel Finance Co.
  Term Loan B due 06/30/08                       Ba3          1,995,000      1,842,049
--------------------------------------------------------------------------------------
  Term Loan C due 12/31/08                       Ba3          1,995,000      1,842,049
======================================================================================
                                                                            10,343,034
======================================================================================
    Total Senior Secured Floating Rate
      Interests (Cost $309,162,817)                                        279,520,624
======================================================================================

                                                                             MARKET
                                                               SHARES        VALUE

DOMESTIC STOCKS & OTHER EQUITY INTERESTS-0.00%

APPAREL, ACCESSORIES & LUXURY GOODS-0.00%

Glenoit Inc.(e)(i)                                               24,421              0
======================================================================================

COMPUTER HARDWARE-0.00%

DecisionOne Corp.(e)(i)                                          37,286              0
======================================================================================

                                                                             MARKET
                                                               SHARES        VALUE
--------------------------------------------------------------------------------------

FOOD DISTRIBUTORS-0.00%

Leiner Health Products Group, Inc.-Pfd.(e)(i)                       138   $          0
======================================================================================

HOME FURNISHINGS-0.00%

IHDG Realty Inc.(e)(i)                                          150,070              0
--------------------------------------------------------------------------------------
Imperial Home Decor Group, Inc. (The)(g)(i)                     150,070              0
======================================================================================
                                                                                     0
======================================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $2,155,461)                                                    0
======================================================================================

                                                                             MARKET
                                                               SHARES        VALUE
--------------------------------------------------------------------------------------

MONEY MARKET FUNDS-2.71%

STIC Liquid Assets Portfolio(j)                               3,885,267   $  3,885,267
--------------------------------------------------------------------------------------
STIC Prime Portfolio(j)                                       3,885,267      3,885,267
======================================================================================
    Total Money Market Funds (Cost
      $7,770,534)                                                            7,770,534
======================================================================================
TOTAL INVESTMENTS-100.21% (Cost $319,088,812)                              287,291,158
======================================================================================
OTHER ASSETS LESS LIABILITIES-(0.21)%                                         (610,924)
======================================================================================
NET ASSETS-100.00%                                                        $286,680,234
______________________________________________________________________________________
======================================================================================

Abbreviations:


DIP  - Debtor in Possession
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Ratings are assigned by Moody's Investors Service, Inc. ("Moody's") and are not covered by the Report of Independent Accountants.
(b) Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on sale.
(c) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments.
(e) Security is fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(f) A portion of this holding is subject to unfunded loan commitments. See Note
    6.
(g) Consists of more than one class of securities traded together as a unit.
(h) A portion of this holding is subject to a letter of credit.
(i) Non-income producing security.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:

Investments, at market value (cost
  $319,088,812)                                $287,291,158
-----------------------------------------------------------
Receivables for:
  Dividends and interest                            961,118
-----------------------------------------------------------
  Investments sold                                1,721,143
-----------------------------------------------------------
  Fund shares sold                                   87,173
-----------------------------------------------------------
Investment for deferred compensation plan             4,567
-----------------------------------------------------------
Other assets                                        126,018
===========================================================
    Total assets                                290,191,177
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,725,337
-----------------------------------------------------------
  Dividends                                         432,697
-----------------------------------------------------------
  Deferred compensation plan                          4,567
-----------------------------------------------------------
Accrued distribution fees                           190,206
-----------------------------------------------------------
Accrued transfer agent fees                          46,698
-----------------------------------------------------------
Accrued operating expenses                          111,438
===========================================================
    Total liabilities                             3,510,943
===========================================================
Net assets applicable to shares outstanding    $286,680,234
___________________________________________________________
===========================================================

NET ASSETS:

Class B                                        $266,259,646
___________________________________________________________
===========================================================
Class C                                        $ 20,420,588
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class B                                          31,293,679
___________________________________________________________
===========================================================
Class C                                           2,406,251
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.51
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.49
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                       $ 19,103,565
-----------------------------------------------------------
Dividends from affiliated money market funds        187,876
-----------------------------------------------------------
Facility fees earned                                875,101
===========================================================
    Total investment income                      20,166,542
===========================================================

EXPENSES:

Advisory fees                                     3,251,197
-----------------------------------------------------------
Administrative services fees                         78,446
-----------------------------------------------------------
Custodian fees                                       34,176
-----------------------------------------------------------
Distribution fees -- Class B                        790,951
-----------------------------------------------------------
Distribution fees -- Class C                        193,880
-----------------------------------------------------------
Transfer agent fees                                 392,639
-----------------------------------------------------------
Trustees' fees                                       10,508
-----------------------------------------------------------
Other                                               479,928
===========================================================
    Total expenses                                5,231,725
===========================================================
Less: Fees waived                                   (66,262)
-----------------------------------------------------------
    Expenses paid indirectly                         (6,166)
===========================================================
    Net expenses                                  5,159,297
===========================================================
Net investment income                            15,007,245
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                    (16,353,786)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                          11,349,432
===========================================================
Net gain (loss) from investment securities       (5,004,354)
===========================================================
Net increase in net assets resulting from
  operations                                   $ 10,002,891
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2002 and 2001

                                                                  2002             2001
===========================================================================================
OPERATIONS:

  Net investment income                                       $  15,007,245    $ 30,732,942
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (16,353,786)    (16,573,314)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        11,349,432     (20,738,193)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  10,002,891      (6,578,565)
===========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                       (13,778,659)    (28,508,241)
-------------------------------------------------------------------------------------------
  Class C                                                        (1,059,967)     (2,349,359)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class B                                                       (87,082,277)    (66,299,202)
-------------------------------------------------------------------------------------------
  Class C                                                       (10,516,173)      6,137,696
===========================================================================================
    Net increase (decrease) in net assets                      (102,434,185)    (97,597,671)
===========================================================================================

NET ASSETS:

  Beginning of year                                             389,114,419     486,712,090
===========================================================================================
  End of year                                                 $ 286,680,234    $389,114,419
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 355,240,575    $452,845,644
-------------------------------------------------------------------------------------------
  Undistributed net investment income                               203,780          28,542
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (36,966,467)    (20,612,681)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (31,797,654)    (43,147,086)
===========================================================================================
                                                              $ 286,680,234    $389,114,419
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2002

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations        $  10,002,891
---------------------------------------------------------------------------

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Decrease in receivables                                         1,361,972
---------------------------------------------------------------------------
  Increase in payables                                              116,989
---------------------------------------------------------------------------
  Net realized and unrealized loss on investments                 5,004,354
---------------------------------------------------------------------------
  Amortization                                                   (1,219,655)
---------------------------------------------------------------------------
  Decrease in deferred facility fees                               (132,775)
---------------------------------------------------------------------------
  Decrease in unamortized organizational costs                       13,963
---------------------------------------------------------------------------
  Proceeds from principal payments and sales of senior
    floating rate interests                                     241,569,313
---------------------------------------------------------------------------
  Purchases of senior secured floating rate interests          (179,546,566)
---------------------------------------------------------------------------
  Purchases of short-term investments                          (918,617,764)
---------------------------------------------------------------------------
  Proceeds from sales and maturities of short-term
    investments                                                 953,921,717
===========================================================================
    Net cash provided by operating activities                   112,474,439
===========================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from capital shares sold                               8,802,660
---------------------------------------------------------------------------
  Disbursements from capital shares repurchased                (114,538,193)
---------------------------------------------------------------------------
  Dividends paid to shareholders                                 (6,738,906)
===========================================================================
    Net cash provided by (used in) financing activities        (112,474,439)
===========================================================================
Net increase in cash                                                      0
---------------------------------------------------------------------------
Cash at beginning of period                                               0
===========================================================================
Cash at end of period                                         $           0
___________________________________________________________________________
===========================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                            $   8,339,690
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund, (the "Fund"), is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers two different classes of shares:
Class B shares and Class C shares. Each class imposes an early withdrawal charge on redemptions. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by its investment advisor, A I M Advisors, Inc. (the "Advisor") and its sub-advisor, INVESCO Senior Secured Management, Inc., (the "Sub-advisor"). The Sub-advisor, under the supervision of the Advisor, values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of the Sub-advisor and for which the Sub-advisor can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor utilizing daily bid quotes. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of the Sub-advisor, and with respect to securities whose bid quotes the Sub-advisor believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor at fair value, as determined in good faith by or under the supervision of the Board of Trustees pursuant to procedures specifically authorized by the Board of Trustees, and which is intended to approximate market value. The Sub-advisor believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the Sub-advisor may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. INTERMEDIATE PARTICIPANTS -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

F. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. DEFERRED ORGANIZATIONAL EXPENSES -- Expenses incurred by the Fund in connection with its organization aggregated $212,350. These expenses were amortized on a straight-line basis over a five-year period ended April 30, 2002.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc. ("ISSM"), AIM pays ISSM at the annual rate of 0.40% of AIM's compensation on the sub-advised assets. For the year ended December 31, 2002, AIM waived fees of $1,635.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2002, AIM was paid $78,446 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $207,834 for such services.

  The Trust entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has agreed to limit the Class C shares plan payments to 0.50%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2002, the Class B shares and Class C shares paid $790,951 and $129,253, respectively after plan fees waived by AIM Distributors of $64,627 for Class C shares.

  AIM Distributors did not receive any commissions from sales of shares of the Fund during the year ended December 31, 2002. For the year ended December 31, 2002, AIM Distributors received $868,711 in early withdrawal sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,285 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,864 and reductions in custodian fees of $1,302 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $6,166.

NOTE 4--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5--REPURCHASE OFFERS

The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and Class C shares held for less than one year which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% for Class B shares and up to 1% for Class C shares. The early withdrawal charge is calculated on the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 6--UNFUNDED LOAN COMMITMENTS

As of December 31, 2002, the Fund had unfunded loan commitments of $2,652,066, which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                              UNFUNDED
BORROWER                                     COMMITMENTS
--------------------------------------------------------
KSL Recreation Group, Inc.                   $2,358,816
--------------------------------------------------------
MGM Mirage Inc.                                 293,250
========================================================
                                             $2,652,066
________________________________________________________
========================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:
------------------------------

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                       2002           2001
--------------------------------------------------------------
Distributions paid from ordinary
  income                            $14,838,626    $30,857,600
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:
--------------------------------------

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $(31,516,041)
-----------------------------------------------------------
Temporary book/tax differences                     (113,950)
-----------------------------------------------------------
Capital loss carryforward                       (31,915,203)
-----------------------------------------------------------
Post-October capital loss deferral               (5,015,147)
-----------------------------------------------------------
Shares of beneficial interest                   355,240,575
===========================================================
                                               $286,680,234
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, premium amortization and the treatment of defaulted bonds.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of interest accrued on defaulted bonds, trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2007                             $   453,428
----------------------------------------------------------
December 31, 2009                              10,188,057
----------------------------------------------------------
December 31, 2010                              21,273,718
==========================================================
                                              $31,915,203
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 2002 was $176,811,165 and $243,124,184, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $    834,730
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (32,350,771)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $(31,516,041)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $318,807,199.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of distributions on December 31, 2002, undistributed net investment income was increased by $6,619 and shares of beneficial interest decreased by $6,619. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                            2001
                                                              ---------------------------    ----------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class B                                                         559,733    $  4,862,238      5,033,314    $  46,390,260
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         430,544       3,737,815      3,190,440       29,199,004
=========================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                         878,220       7,600,841      1,672,643       15,188,096
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                          85,580         738,849        175,619        1,590,157
=========================================================================================================================
Reacquired:
  Class B                                                     (11,549,154)    (99,545,356)   (14,222,752)    (127,877,558)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,738,269)    (14,992,837)    (2,769,048)     (24,651,465)
=========================================================================================================================
                                                              (11,333,346)   $(97,598,450)    (6,919,784)   $ (60,161,506)
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS B
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                        2002            2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   8.64        $   9.37        $   9.68        $   9.84        $  10.02
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.38            0.60(a)         0.78            0.69(a)         0.68
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.13)          (0.73)          (0.31)          (0.16)          (0.18)
==============================================================================================================================
    Total from investment operations                      0.25           (0.13)           0.47            0.53            0.50
==============================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.38)          (0.60)          (0.78)          (0.69)          (0.67)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --              --              --              --           (0.01)
==============================================================================================================================
    Total distributions                                  (0.38)          (0.60)          (0.78)          (0.69)          (0.68)
==============================================================================================================================
Net asset value, end of period                        $   8.51        $   8.64        $   9.37        $   9.68        $   9.84
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                           2.88%          (1.49)%          5.03%           5.49%           5.25%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $266,260        $357,841        $458,359        $439,523        $288,074
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                        1.49%(c)        1.38%           1.50%           1.47%           1.51%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     1.49%(c)        1.38%           1.50%           1.52%           1.64%
==============================================================================================================================
Ratio of net investment income to average net assets      4.40%(c)        6.66%           8.18%           7.02%           6.88%
==============================================================================================================================
Ratio of interest expense to average net assets             --              --            0.01%             --            0.01%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                     56%             38%             39%             81%             75%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $316,380,563.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                            APRIL 3, 2000
                                                                    YEAR ENDED               (DATE SALES
                                                                   DECEMBER 31,             COMMENCED) TO
                                                              ----------------------        DECEMBER 31,
                                                               2002           2001              2000
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.62        $  9.35           $  9.63
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36           0.58(a)           0.58
---------------------------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)       (0.14)         (0.73)            (0.28)
=========================================================================================================
    Total from investment operations                             0.22          (0.15)             0.30
=========================================================================================================
Less distributions from net investment income                   (0.35)         (0.58)            (0.58)
=========================================================================================================
Net asset value, end of period                                $  8.49        $  8.62           $  9.35
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  2.62%         (1.75)%            3.22%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,421        $31,274           $28,354
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               1.74%(c)       1.63%             1.73%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.99%(c)       1.88%             1.98%(d)
=========================================================================================================
Ratio of net investment income to average net assets             4.15%(c)       6.40%             8.14%(d)
=========================================================================================================
Ratio of interest expense to average net assets                    --             --              0.01%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                            56%            38%               39%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,850,724.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Floating Rate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AIM Floating Rate Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and intermediate participants, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 21, 2003

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Floating Rate Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
===================================================================================================================================

   Robert H. Graham(1) -- 1946     1998               Director and Chairman, A I M Management    None
   Trustee, Chairman and                              Group Inc. (financial services holding
   President                                          company); and Director and Vice
                                                      Chairman, AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm); formerly, President and Chief
                                                      Executive Officer, A I M Management
                                                      Group Inc.; Director, Chairman and
                                                      President, A I M Advisors, Inc.
                                                      (registered investment advisor);
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer)
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    Director, Chairman, President and
   Trustee                                            Officer, A I M Management Group Inc.       Chief Executive Officer, INVESCO
                                                      (financial services holding company);      Bond Funds, Inc., INVESCO
                                                      Director, Chairman and President, A I M    Combination Stock & Bond Funds,
                                                      Advisors, Inc. (registered investment      Inc., INVESCO Counselor Series
                                                      advisor); Director, A I M Capital          Funds, Inc., INVESCO Global and
                                                      Management, Inc. (registered investment    International Funds, Inc., INVESCO
                                                      advisor) and A I M Distributors, Inc.      Manager Series Funds, Inc.,
                                                      (registered broker dealer), Director and   INVESCO Money Market Funds, Inc.,
                                                      Chairman, A I M Fund Services, Inc.        INVESCO Sector Funds, Inc.,
                                                      (registered transfer agent), and Fund      INVESCO Stock Funds, Inc., INVESCO
                                                      Management Company (registered broker      Treasurer's Series Funds, Inc. and
                                                      dealer); and Chief Executive Officer,      INVESCO Variable Investment Funds,
                                                      AMVESCAP PLC -- AIM Division (parent of    Inc.
                                                      AIM and a global investment management
                                                      firm); formerly, Director, Chairman and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
===================================================================================================================================

   Frank S. Bayley -- 1939         1997               Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee                                            (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Director, Magellan Insurance Company;      Cortland Trust, Inc. (registered
   Trustee                                            Member of Advisory Board of Rotary Power   investment company)
                                                      International (designer, manufacturer,
                                                      and seller of rotary power engines); and
                                                      Director, The Boss Group (private equity
                                                      group); formerly, Director, President
                                                      and Chief Executive Officer, Volvo Group
                                                      North America, Inc.; Senior Vice
                                                      President, AB Volvo; and director of
                                                      various affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage    None
   Trustee                                            Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First      Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company) and Texana Timber LP
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1997               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2003


The address of each trustee and officer of AIM Floating Rate Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
===================================================================================================================================

   Gary T. Crum(3) -- 1947         1998               Director, Chairman and Director of         N/A
   Senior Vice President                              Investments, A I M Capital Management,
                                                      Inc.; Director and Executive Vice
                                                      President, A I M Management Group Inc.;
                                                      Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director,
                                                      A I M Distributors, Inc. and AMVESCAP
                                                      PLC; formerly, Chief Executive Officer
                                                      and President A I M Capital Management,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President, General   N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2001               Managing Director and Chief Fixed Income   N/A
   Vice President                                     Officer, A I M Capital Management, Inc.;
                                                      and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2001               Managing Director and Chief Research       N/A
   Vice President                                     Officer -- Fixed income, A I M Capital
                                                      Management, Inc.; and Vice President,
                                                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance        N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2001               Managing Director and Chief Cash           N/A
   Vice President                                     Management Officer, A I M Capital
                                                      Management, Inc.; Director and
                                                      President, Fund Management Company; and
                                                      Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(3) -- 1940      2001               Vice President, A I M Advisors, Inc. and   N/A
   Vice President                                     President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Information is current as of January 10, 2003.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND       INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza        A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Senior Secured
Suite 100                11 Greenway Plaza        Inc.                     1201 Louisiana,          Management, Inc.
Houston, TX 77046        Suite 100                11 Greenway Plaza        Suite 2900               1166 Avenue of the
                         Houston, TX 77046        Suite 100                Houston, TX 77002        Americas
                                                  Houston, TX 77046                                 New York, NY 10036

COUNSEL TO THE FUND      COUNSEL TO THE TRUSTEES  TRANSFER AGENT           CUSTODIAN                SUB-SUB-ADVISOR
Ballard Spahr            Kramer, Levin, Naftalis  A I M Fund Services,     State Street Bank and    INVESCO Institutional
Andrews & Ingersoll,     & Frankel LLP            Inc.                     Trust Company            (N.A.), Inc.
LLP                      919 Third Avenue         P.O. Box 4739            225 Franklin Street      1166 Avenue of the
1735 Market Street       New York, NY 10022       Houston, TX 77210-4739   Boston, MA 02110         Americas
Philadelphia, PA 19103                                                                              New York, NY 10036

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2002, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 0% was derived from U.S. Treasury Obligations.

================================================================================

                                   [ARTWORK]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Service Mark--

       DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                                     FIXED INCOME

       MORE AGGRESSIVE                          MORE AGGRESSIVE                                              TAXABLE

AIM EMERGING GROWTH FUND                AIM DEVELOPING MARKETS FUND                                      MORE AGGRESSIVE
AIM SMALL CAP GROWTH FUND(1)            AIM EUROPEAN SMALL COMPANY FUND
AIM AGGRESSIVE GROWTH FUND              AIM ASIA PACIFIC GROWTH FUND(2)                      AIM HIGH YIELD FUND II
AIM OPPORTUNITIES I FUND(2,3)           AIM INTERNATIONAL EMERGING GROWTH FUND               AIM HIGH YIELD FUND
AIM MID CAP GROWTH FUND                 AIM GLOBAL AGGRESSIVE GROWTH FUND                    AIM STRATEGIC INCOME FUND
AIM LIBRA FUND                          AIM EUROPEAN GROWTH FUND(2)                          AIM INCOME FUND
AIM DENT DEMOGRAPHIC TRENDS FUND        AIM INTERNATIONAL GROWTH FUND(2)                     AIM GLOBAL INCOME FUND
AIM OPPORTUNITIES II FUND(2,3)          AIM GLOBAL GROWTH FUND                               AIM TOTAL RETURN BOND FUND
AIM CONSTELLATION FUND                  AIM WORLDWIDE SPECTRUM FUND                          AIM INTERMEDIATE GOVERNMENT FUND
AIM LARGE CAP GROWTH FUND               AIM GLOBAL TRENDS FUND                               AIM SHORT TERM BOND FUND
AIM WEINGARTEN FUND                     AIM INTERNATIONAL CORE EQUITY FUND(2)                AIM FLOATING RATE FUND
AIM OPPORTUNITIES III FUND(2,3)                                                              AIM LIMITED MATURITY TREASURY FUND(4,5)
AIM SMALL CAP EQUITY FUND                       MORE CONSERVATIVE                            AIM MONEY MARKET FUND
AIM CAPITAL DEVELOPMENT FUND
AIM MID CAP CORE EQUITY FUND(2)                  SECTOR EQUITY                                          MORE CONSERVATIVE
AIM SELECT EQUITY FUND
AIM PREMIER EQUITY II FUND(2)                   MORE AGGRESSIVE                                             TAX-FREE
AIM PREMIER EQUITY FUND(2)
AIM BLUE CHIP FUND                      AIM NEW TECHNOLOGY FUND                                          MORE AGGRESSIVE
AIM MID CAP BASIC VALUE FUND            AIM GLOBAL SCIENCE AND TECHNOLOGY FUND(2)
AIM LARGE CAP CORE EQUITY FUND          AIM GLOBAL ENERGY FUND                               AIM HIGH INCOME MUNICIPAL FUND
AIM CHARTER FUND                        AIM GLOBAL FINANCIAL SERVICES FUND                   AIM MUNICIPAL BOND FUND
AIM BASIC VALUE FUND                    AIM GLOBAL HEALTH CARE FUND                          AIM TAX-FREE INTERMEDIATE FUND(4,5)
AIM LARGE CAP BASIC VALUE FUND          AIM GLOBAL UTILITIES FUND                            AIM TAX-EXEMPT CASH FUND
AIM BALANCED FUND*                      AIM REAL ESTATE FUND
AIM BASIC BALANCED FUND*                                                                                 MORE CONSERVATIVE
                                               MORE CONSERVATIVE
MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management.

As of 12/31/02.

                                     College     Separately
Mutual       Retirement              Savings     Managed      Offshore   Alternative    Cash
Funds        Products    Annuities   Plans       Accounts     Products   Investments    Management



                                                                   [AIM LOGO]
                                                                --Service Mark--

                                                   [INVEST WITH DISCIPLINE LOGO]
                                                        --Registered Trademark--

                                                                        FLR-AR-1

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